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                        KEMPER RETIREMENT FUND SERIES VI
                           KEMPER WORLDWIDE 2004 FUND
                            SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 25, 1995

                           -------------------------

INVESTMENT MANAGER AND UNDERWRITER

  INVESTMENT MANAGER

     Kemper Financial Services, Inc., the investment manager for the Fund, has changed its name to Zurich Kemper Investments, Inc. ("ZKI"). ZKI is an indirect subsidiary of Zurich Insurance Company, an internationally recognized company providing services in life and non-life insurance, reinsurance and asset management. See "Investment Manager and Underwriter" in the prospectus.

  ADMINISTRATOR

     As reflected in the first paragraph under "Administrator," Kemper Distributors, Inc. ("KDI"), the principal underwriter and administrator for the Fund, is paid an administrative service fee by the Fund of up to .25% of average daily net assets of the Fund. KDI then pays financial services firms a service fee at an annual rate of up to .25% of net assets of those accounts in the Fund that the firms maintain and service. In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

PURCHASE OF SHARES

     As reflected in the seventh paragraph under "Purchase of Shares" in the prospectus, Class A shares of the Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which ZKI or an affiliate does not serve as investment manager ("non-Kemper fund") provided that certain conditions specified in that paragraph are satisfied including the condition that the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper fund shares. Effective immediately, Kemper Distributors, Inc. ("KDI"), the Fund's principal underwriter, may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares of the Fund purchased.

March 15, 1996
KTEF-1A 3/96                                   (LOGO)printed on recycled paper